QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Ignite Restaurant Group, Inc. (the "Company") on Form 10-K for the period ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Raymond A. Blanchette, III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 20, 2013

/s/ RAYMOND A. BLANCHETTE, III Raymond A. Blanchette, III Chief Executive Officer

QuickLinks

  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002